Exhibit 10.1

EXECUTION COPY

INCREMENTAL LOAN ASSUMPTION AGREEMENT and AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of February 19, 2011 (this “Amendment”), relating to the CREDIT AGREEMENT, dated as of June 18, 2010 (the “Credit Agreement”), among ATP OIL & GAS CORPORATION, a Texas corporation (the “Borrower”), the Lenders party thereto and CREDIT SUISSE AG, as Administrative Agent and Collateral Agent.

A. WHEREAS, pursuant to Section 2.08 of the Credit Agreement, the Borrower has requested that the Persons set forth on Schedule I hereto (the “First Incremental Lenders”) make Incremental Loans in an aggregate principal amount equal to the Permitted Incremental Loan Amount.

B. WHEREAS, the First Incremental Lenders are willing to make such Incremental Loans to the Borrower on the terms and subject to the conditions set forth herein and in the Credit Agreement.

C. WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement to, among other things, change the Applicable Rate and Applicable Prepayment Premium in respect of the Loans thereunder.

D. WHEREAS, the Lenders are willing to amend the Credit Agreement in the manner and subject to the terms and conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows.

SECTION 1. Defined Terms. Unless otherwise specified, capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement as amended hereby. As used in this Amendment, the following terms have the meanings specified below:

“First Incremental Commitment” means, with respect to each First Incremental Lender, the obligation of such First Incremental Lender to make an Incremental Loan to the Borrower hereunder on the First Incremental Amendment Closing Date (as defined in Section 5 hereof) in a principal amount equal to the Permitted Incremental Loan Amount, multiplied by the percentage set forth opposite such First Incremental Lender’s name on Schedule I hereto.

“Permitted Incremental Loan Amount” means Incremental Loans made on the First Incremental Amendment Closing Date in an aggregate principal amount equal to (a) the lesser of (i) 10% of the Borrower’s Adjusted Consolidated Net Tangible Assets (as defined in the Indenture as in effect on the First Incremental Amendment Closing Date (as defined below)) determined as of the First Incremental Amendment Closing Date and (ii) $210,000,000, minus (b) the aggregate principal amount of all Loans (other than the First Incremental Loans (as defined below)) outstanding on the First Incremental Amendment Closing Date.

SECTION 2. Incremental Loans. (a) Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, each First Incremental Lender hereby agrees (severally and not jointly) to make an Incremental Loan to the Borrower on the

First Incremental Amendment Closing Date in an aggregate principal amount equal to its First Incremental Commitment (each, a “First Incremental Loan” and collectively, the “First Incremental Loans”); provided that each First Incremental Loan made on the First Incremental Amendment Closing Date shall be funded net of additional interest in an amount equal to 1.0% of the principal amount of such First Incremental Loan. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed. The Incremental Loan Maturity Date for the First Incremental Loans shall be January 15, 2015.

(b) Unless the context shall otherwise require, the First Incremental Lenders shall constitute “Lenders” and the First Incremental Loans shall constitute “Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) The proceeds of the First Incremental Loans shall be used by the Borrower to pay fees and expenses incurred in connection with this Amendment, to provide working capital for exploration and production operations and for general corporate purposes.

(d) Unless previously terminated, the First Incremental Commitments shall terminate upon the earlier to occur of (i) the making of the First Incremental Loans on the First Incremental Amendment Closing Date and (ii) 5:00 p.m., New York City time, on April 15, 2011.

(e) This Amendment shall constitute (i) the written notice required to be delivered by the Borrower with respect to the First Incremental Commitments pursuant to Section 2.08(a) of the Credit Agreement and (ii) an Incremental Loan Assumption Agreement for purposes of Section 2.08(b) of the Credit Agreement.

(f) Upon the making of the First Incremental Loans on the First Incremental Amendment Closing Date, the Administrative Agent will provide a copy of Annex I as in effect on such date to the Borrower and each Lender (including each First Incremental Lender).

SECTION 3. Amendments to Credit Agreement. (a) The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Applicable Prepayment Premium” means, for any day on which Loans are prepaid pursuant to Section 3.04(a), the amount (expressed as a percentage of the principal amount of the Loans to be so prepaid) set forth below opposite the period in which such day occurs:

Period	Amount

Prior to the first anniversary of the Closing Date	4.0%

On or after the first anniversary of the Closing Date but prior to the second anniversary of the Closing Date	4.0%

On or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date	2.0%

in each case, subject to adjustment in accordance with Section 2.08(b).

“Applicable Rate” means (a) at any time prior to the First Incremental Amendment Closing Date, 11.0% per annum, and (b) at any time on or after the First Incremental Amendment Closing Date, 9.0% per annum, in each case subject to adjustment in accordance with Section 2.08(b).

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans hereunder as set forth on Annex I or in the Assignment and Assumption pursuant to which such Lender assumed its Commitment, as applicable, as such commitment as reflected on Annex I may be (a) modified from time to time pursuant to Section 2.06, (b) modified from time to time to reflect any Incremental Commitments pursuant to Section 2.08 and (c) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b). Unless the context otherwise requires, the term “Commitments” shall include the Incremental Commitments.

“Maturity Date” means January 15, 2015.

(b) Section 3.01(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

The Borrower shall pay to the Administrative Agent, for the account of the Lenders, (i) each December 18 and June 18 prior to the Maturity Date, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being called a “Repayment Date”), an amount equal to 0.50% of the principal amount of the Loans (other than Other Loans) outstanding on such Repayment Date and (ii) on the Maturity Date, the aggregate principal amount of all Loans (other than Other Loans) then outstanding, together, in each case, with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(c) Section 3.04(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Optional Prepayments. Subject to prior written notice in accordance with Section 3.04(b), the Borrower shall have the right at any time and from time to time to prepay the Loans in whole or in part, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof or if less than $5,000,000, the remaining balance of such Loans. Prepayments pursuant to this paragraph (a) shall be allocated pro rata between the Loans and the Other Loans.

(d) Section 3.04(c)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) Subject to paragraph (ii) above, mandatory prepayments of outstanding Loans under this Agreement shall be allocated pro rata between the Loans and the Other Loans based on the outstanding principal amount thereof.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to each such party that:

(a) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof and on and as of the First Incremental Amendment Closing Date as if made on and as of the date hereof or the First Incremental Amendment Closing Date, as the case may be, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c) No Event of Default or Default has occurred and is continuing as of the date hereof and as of the First Incremental Amendment Closing Date both before and after giving effect to the making of the First Incremental Loans on the First Incremental Amendment Closing Date.

SECTION 5. Conditions Precedent to Incremental Loans. The effectiveness of the amendments to the Credit Agreement contemplated hereby and the obligations of the First Incremental Lenders to make the Incremental Loans hereunder shall be subject to the satisfaction (or waiver by the First Incremental Lenders and all of the Lenders), on or prior to April 15, 2011, of the following conditions (the first date on which all such conditions are so satisfied or waived, “First Incremental Amendment Closing Date”):

(a) The Administrative Agent shall have received a Borrowing Request with respect to the Incremental Loans setting forth the information specified in Section 2.03 and Section 2.08 of the Credit Agreement.

(b) Each of the conditions precedent set forth in Section 2.08(c) of the Credit Agreement shall be satisfied and the representations and warranties set forth in Section 4 hereof shall be true and correct, and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated as of the First Incremental Amendment Closing Date to that effect.

(c) The Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of (A) the Borrower, (B) each Lender and (C) each First Incremental Lender and (ii) payment of (A) all fees separately agreed in writing by the Borrower and Credit Suisse Securities (USA) LLC in connection herewith and (B) all fees and other amounts due and payable to the Administrative Agent or the Lenders (including the First Incremental Lenders) that are required to be paid on or before the First Incremental Amendment Closing Date in accordance with the Credit Agreement or any other Loan Document, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Lenders, the First Incremental Lenders and each of their respective Affiliates required to be reimbursed or paid by the Borrower under Section 12.03 and/or Section 2.08 of the Credit Agreement or under any other Loan Document.

(d) The Administrative Agent shall have received (i) a legal opinion of Jackson Walker L.L.P., special counsel to the Borrower, dated as of the First Incremental Amendment Closing Date and in form and substance reasonably acceptable to the Administrative Agent and the First Incremental Lenders, (ii) a certificate of the secretary or an assistant secretary of the Borrower dated as of the First Incremental Amendment Closing Date setting forth (A) resolutions of its board of directors with respect to the authorization of the Borrower to execute and deliver this Amendment and perform the transactions contemplated hereby, (B) the officers of the Borrower (x) who are authorized to sign this Amendment and (y) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Amendment and the transactions contemplated hereby, (C) specimen signatures of such authorized officers, (D) the Organizational Documents of the Borrower, certified as being true and complete and (E) a copy of a certificate of good standing for the Borrower from the office of the secretary of state (or other applicable office) of the State of Texas dated no earlier than 15 days prior to the First Incremental Amendment Closing Date.

(e) After giving effect to the borrowing of the First Incremental Loans, the total amount of Indebtedness (as defined in the Indenture as in effect on the First Incremental Amendment Closing Date) outstanding under the Credit Agreement shall be less than 10% of the Borrower’s Adjusted Consolidated Net Tangible Assets (as defined in the Indenture as in effect on the First Incremental Amendment Closing Date) determined as of the First Incremental Amendment Closing Date, and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower (with calculations in reasonable detail) to that effect.

(f) The Administrative Agent shall have received the Reserve Report for the period ending December 31, 2010, and an accompanying Reserve Report Certificate required to be delivered pursuant to paragraphs (a) and (c) of Section 8.12 of the Credit Agreement, respectively.

(g) The Administrative Agent shall have received from the Borrower the results of recent UCC searches with respect to the Borrower.

(h) The Collateral Agent shall have received such duly executed amendments and other modifications to the Mortgages as shall have been reasonably requested by the Collateral Agent.

(i) The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit D to the Credit Agreement, duly and properly executed by a Responsible Officer and dated as of the First Incremental Amendment Closing Date.

(j) The Administrative Agent shall have received a copy of an Incremental Joinder Agreement executed by each First Incremental Lender making a First Incremental Loan on the First Incremental Amendment Closing Date that is not already a party to the Credit Agreement as a Lender thereunder.

SECTION 6. Consent and Reaffirmation. The Borrower hereby consents to this Amendment and the transactions contemplated hereby and the Borrower hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Security Instruments continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its grant of a security interest in its assets as Collateral for the Obligations (as defined in the Guarantee and Collateral Agreement) as provided in the Loan Documents as originally executed and (c) acknowledges that such grant continues in full force and effect in respect of, and to secure, the obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the First Incremental Commitments and the First Incremental Loans.

SECTION 7. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Amendments; Waivers. This Amendment may be amended, waived, modified or supplemented only by written agreement signed by the Borrower, the Agents, all of the Lenders and each of the First Incremental Lenders.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 12.01 of the Credit Agreement.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 11. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier (or other electronic transmission) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 12. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ATP OIL & GAS CORPORATION, as Borrower,

By:	/s/ T. Paul Bulmahn
Name: T. Paul Bulmahn
Title: Chief Executive Officer

[Signature page to Incremental Assumption Agreement and Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and as Collateral Agent,

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Vice President

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

[Signature page to Incremental Assumption Agreement and Amendment No. 1]

SOF INVESTMENTS, L.P., as First Incremental Lender,

By:	/s/ Marcello Liguori
Name: Marcello Liguori
Title: Authorized Signatory

[Signature page to Incremental Assumption Agreement and Amendment No. 1]

Schedule I

First Incremental Commitment Percentages

First Incremental Lender	First Incremental Commitment Percentage

SOF Investments, L.P.	100%